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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 March 29, 1996




                            Aurora Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                0-9725                75-1539534
        ---------------         -----------          ------------------
        (State or other         (Commission            (IRS employer
        jurisdiction of         file number)         identification no.)
        incorporation)



           2030 Main Street, Suite 1120, Irvine, California 92714-7241
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (714) 660-1232





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On March 29, 1996, Aurora Electronics, Inc. (the "Company") completed its comprehensive plan to recapitalize (the "Recapitalization") the Company, which included a tender offer for up to 6,500,000 shares of the Company's Common Stock, $.03 par value (the "Common Stock"). The Company purchased in the tender offer 4,268,334 shares of its Common Stock at $2.875 per share in cash. In addition to the tender offer and in connection with the Recapitalization, on March 29, 1996, the Company also (a) sold (i) 400,000 shares of Convertible Preferred Stock, $.01 par value (the "Convertible Preferred Stock"), to Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII") and certain other investors for an aggregate purchase price of $40,000,000 (or $100 per share) and (ii) 607,211 shares of Common Stock, along with a $10,000,000 10% Senior Subordinated Note due September 2001, to WCAS Capital Partners II, L.P. ("WCAS CP II") for an aggregate purchase price of $10,000,000, and (b) established a new $35,000,000 senior credit facility with Chemical Bank, N.A. pursuant to a Credit Agreement dated March 29, 1996. The proceeds from the Recapitalization were used to provide financing for the tender offer, to repay in full the Company's existing senior bank indebtedness of approximately $26,000,000 and to redeem its 9-1/4% Senior Subordinated Notes of approximately $9,300,000.

         WCAS VII and its affiliates purchased all but 14,000 shares of the Convertible Preferred Stock in the Recapitalization. Jim C. Cowart, Chief Executive Officer and Chairman of the Board of Directors, and Harvey B. Cash, a director, each purchased 2,000 shares of Convertible Preferred Stock in the Recapitalization, and an affiliate of Chemical Bank, N.A. purchased the remaining 10,000 shares. The Convertible Preferred Stock is convertible into Common Stock at the rate of $2.125 per share, which represents a 21% premium over $1.75, the closing price of the Company's Common Stock on February 21, 1996, the date the Company entered into the Securities Purchase Agreement with WCAS VII, WCAS CP II and the other investors in the Recapitalization (the "Securities Purchase Agreement"). Accordingly, on an "as-converted" basis, each share of Convertible Preferred Stock is currently convertible into approximately
47.06 shares of Common Stock.

         The Convertible Preferred Stock votes on an "as-converted" basis with the Common Stock, and votes as a class on any proposals which would (i) effect, validate or permit (A) a sale, lease or transfer, whether direct or indirect, of all or substantially all of the assets of the Company and its subsidiaries, other than to WCAS VII, WCAS CP II or any of their general partners or (B) the acquisition of beneficial ownership of voting stock of the Company representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger, consolidation or otherwise, other than by WCAS VII, WCAS CP II or any of their general partners; (ii) amend or repeal the dividend, voting, conversion, redemption or liquidation rights (collectively, the "Rights") of the Convertible Preferred Stock; (iii) amend, alter or repeal the Company's Restated Certificate of Incorporation or Bylaws; or (iv) (A) create any class or series of stock ranking senior to or on a parity with the Convertible Preferred Stock as to such Rights or (B) increase the authorized number of shares of Convertible Preferred Stock or of any other class or series of capital stock ranking senior to or on a parity with the Convertible Preferred Stock as to such Rights.

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         The number of shares of Common Stock into which the Convertible
Preferred Stock is convertible and the conversion price of the Convertible Preferred Stock are subject to adjustment from time to time upon the occurrence of certain changes with respect to the Common Stock, including (i) for certain stock splits and combinations and stock dividends and (ii) on a weighted average formula basis in the event of certain issuances of Common Stock (or securities convertible or exchangeable for Common Stock), excluding shares issued pursuant to employee stock options and previously issued convertible securities, at a price per share less than the conversion price in effect at the time.

         After giving effect to the Recapitalization transactions, including the tender offer, and assuming conversion of the Convertible Preferred Stock, as of March 29, 1996, the Company would have had 24,460,891 shares of Common Stock outstanding, 17,496,470 of which is beneficially owned by WCAS VII and WCAS Information Partners on an "as-converted" basis and 607,211 of which is beneficially owned by WCAS CP II. In the aggregate, WCAS VII, WCAS Information Partners, WCAS CP II and their affiliates beneficially own approximately 74% of the Company's issued and outstanding Common Stock.

         In connection with the Recapitalization and under the terms of the Securities Purchase Agreement, the Company is required to nominate up to four candidates for the Company's Board of Directors selected by WCAS VII, and the number of directors on the Board will be restricted to no more than seven directors. On March 29, 1996, Richard H. Stowe and Thomas E. McInerney, the designees of WCAS VII, were appointed to the Company's Board of Directors, thereby increasing the size of the Board of Directors to seven members. The Company has also been advised by WCAS VII that, at this time, it intends to nominate only Messrs. Stowe and McInerney for election to the Board of Directors at the Company's next annual meeting of stockholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS.

                  10.19 Securities Purchase Agreement among Aurora Electronics, Inc., Welsh, Carson, Anderson & Stowe VII, L.P., WCAS Capital Partners II, L.P. and the Several Purchasers Named Therein, dated February 21, 1996, incorporated by reference from Exhibit (b)(2) of the Company's Issuer Tender Offer Statement on
                           Schedule 13E-4, which was filed with the Securities and Exchange Commission on February 23, 1996.

                  10.20    Aurora Electronics, Inc. Offer to Purchase for
                           Cash up to 6,500,000 Shares of Its Common Stock at $2.875 Per Share, dated February 23, 1996, incorporated by reference from Exhibit (a)(1) of the Company's Issuer Tender Offer Statement on Schedule 13E-4, which was filed with the Securities and Exchange Commission on February 23, 1996.

                  10.21 Credit Agreement among Aurora Electronics Group, Inc., as Borrower, the Guarantors Named Therein, the Lenders Named therein and Chemical Bank, N.A., as Agent, dated March 29, 1996.

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                  10.22    $15,000,000 Tranche A Note between Aurora
                           Electronics Group, Inc., as Maker, and Chemical Bank, N.A., as Lender, dated March 29, 1996.

                  10.23    $20,000,000 Tranche B Note between Aurora
                           Electronics Group, Inc., as Maker, and Chemical Bank, N.A., as Lender, dated March 29, 1996.

                  10.24 Pledge Agreement among Aurora Electronics Group, Inc., Aurora Electronics, Inc. and Chemical Bank, N.A., dated March 29, 1996.

                  10.25 Security Agreement among Aurora Electronics Group, Inc., Aurora Electronics, Inc. and Chemical Bank, N.A., dated March 29, 1996.

                  10.26 Security Agreement and Mortgage -- Patents and Trademarks among Aurora Electronics Group, Inc., Aurora Electronics, Inc. and Chemical Bank, N.A., dated March 29, 1996.

                  10.27 Assignment for Security (Patents) among Aurora Electronics Group, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.

                  10.28 Assignment for Security (Patents) among Aurora Electronics, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.

                  10.29 Assignment for Security (Trademarks) among Aurora Electronics Group, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.

                  10.30 Assignment for Security (Trademarks) among Aurora Electronics, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AURORA ELECTRONICS, INC.



Date:  April 15, 1996                         By:   /s/ Jim C. Cowart
                                                    ----------------------
                                                    Jim C. Cowart
                                                    Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.                            Description
- -----------                            -----------

10.19 Securities Purchase Agreement among Aurora Electronics, Inc., Welsh, Carson, Anderson & Stowe VII, L.P., WCAS Capital Partners II, L.P. and the Several Purchasers Named Therein, dated February 21, 1996, incorporated by reference from Exhibit (b)(2) of the Company's Issuer Tender Offer Statement on Schedule 13E-4, which was filed with the Securities and Exchange Commission on February 23, 1996.

10.20 Aurora Electronics, Inc. Offer to Purchase for Cash up to 6,500,000 Shares of Its Common Stock at $2.875 Per Share, dated February 23, 1996, incorporated by reference from Exhibit (a)(1) of the Company's Issuer Tender Offer Statement on Schedule 13E-4, which was filed with the Securities and Exchange Commission on February 23, 1996.

10.21 Credit Agreement among Aurora Electronics Group, Inc., as Borrower, the Guarantors Named Therein, the Lenders Named therein and Chemical Bank, N.A., as Agent, dated March 29, 1996.

10.22 $15,000,000 Tranche A Note between Aurora Electronics Group, Inc., as Maker, and Chemical Bank, N.A., as Lender, dated March 29, 1996.

10.23 $20,000,000 Tranche B Note between Aurora Electronics Group, Inc., as Maker, and Chemical Bank, N.A., as Lender, dated March 29, 1996.

10.24 Pledge Agreement among Aurora Electronics Group, Inc., Aurora Electronics, Inc. and Chemical Bank, N.A., dated March 29, 1996.

10.25 Security Agreement among Aurora Electronics Group, Inc., Aurora Electronics, Inc. and Chemical Bank, N.A., dated March 29, 1996.

10.26 Security Agreement and Mortgage -- Patents and Trademarks among Aurora Electronics Group, Inc., Aurora Electronics, Inc. and Chemical Bank, N.A., dated March 29, 1996.

10.27 Assignment for Security (Patents) among Aurora Electronics Group, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.

10.28 Assignment for Security (Patents) among Aurora Electronics, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.

10.29 Assignment for Security (Trademarks) among Aurora Electronics Group, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.

10.30 Assignment for Security (Trademarks) among Aurora Electronics, Inc., as Assignor, and Chemical Bank, as Assignee, dated March 29, 1996.